UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2008

BANK OF THE CAROLINAS CORPORATION

(Exact name of registrant as specified in its charter)

North Carolina	000-52195	20-4989192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 Boxwood Village Drive Mocksville, North Carolina	27028
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (336) 751-5755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 23, 2008, Bank of the Carolinas (the “Bank”), the bank subsidiary of Bank of the Carolinas Corporation (“BankCorp”), entered into an Amended and Restated Employment Agreement with each of:

(1)	Robert E. Marziano, who serves as BankCorp’s and the Bank’s Chairman, President and Chief Executive Officer;

(2)	Michael D. Larrowe, who serves as BankCorp’s Executive Vice President and the Bank’s Executive Vice Chairman and Chief Operating Officer; and

(3)	George E. Jordan, who serves as the Bank’s Executive Vice President.

The new agreements supersede and replace similar agreements with those officers that had been in effect since July 12, 2004, in the case of Mr. Marziano, April 8, 2004, in the case of Mr. Jordan, and August 4, 2008, in the case of Mr. Larrowe.

Each of the three new agreements provides for the same amount of benefits to the officer, under substantially the same terms and conditions, as would have applied under the agreement which it replaces. The purpose of the new agreements is to conform the terms of the Bank’s arrangements with the three officers to the requirements of Section 409A of the Internal Revenue Code of 1986, as amended. The new agreements were approved by BankCorp’s and the Bank’s Boards of Directors based on the recommendation of their joint Compensation Committee.

The above summary is qualified in its entirety by reference to the forms of the new agreements themselves which are attached as Exhibits 10.01 through 10.03 to this Report and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

The following exhibits are being filed with this report.

Exhibit No.	Exhibit Description
10.01	Amended and Restated Employment Agreement dated December 23, 2008, between Robert E. Marziano and Bank of the Carolinas

10.02	Amended and Restated Employment Agreement dated December 23, 2008, between Michael D. Larrowe and Bank of the Carolinas

10.03	Amended and Restated Employment Agreement dated December 23, 2008, between George E. Jordan and Bank of the Carolinas

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Bancorp has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

BANK OF THE CAROLINAS CORPORATION
(Registrant)

Date: December 23, 2008	By:	/S/ Michelle L. Clodfelter
Michelle L. Clodfelter
Vice President and Principal Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.01	Amended and Restated Employment Agreement dated December 23, 2008, between Robert E. Marziano and Bank of the Carolinas

10.02	Amended and Restated Employment Agreement dated December 23, 2008, between Michael D. Larrowe and Bank of the Carolinas

10.03	Amended and Restated Employment Agreement dated December 23, 2008, between George E. Jordan and Bank of the Carolinas